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                                  EXHIBIT 23.1


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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of Regal Cinemas, Inc. on Form S-8 of our report dated February 8, 1996, on our audits of the consolidated financial statements of Regal Cinemas, Inc. as of December 29, 1994 and December 28, 1995, and for each of the three years in the period ended December 28, 1995, included in the Regal Cinemas, Inc. Annual Report on Form 10-K/A for the fiscal year ended December 28, 1995. We also consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 1996, except for the combination described in Note 1, as to which the date is May 30, 1996, and the two transactions described in Note 14, as to which the dates are May 31, 1996 and June 6, 1996, respectively, on our audits of the supplemental consolidated financial statements of Regal Cinemas, Inc. as of December 29, 1994 and December 28, 1995, and for each of the three years in the period ended December 28, 1995, included in the Current Report on Form 8-K of Regal Cinemas, Inc., dated July 1, 1996.

                          /s/ Coopers & Lybrand L.L.P.

Knoxville, Tennessee
September 27, 1996


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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of Regal Cinemas, Inc. on Form S-8 of our report dated February 23, 1996, on our audit of the consolidated financial statements of Georgia State Theatres, Inc. as of December 29, 1994 and December 28, 1995, and for each of the three years in the period ended December 28, 1995, included in the Current Report on Form 8-K of Regal Cinemas, Inc., dated July 1, 1996.

                          /s/ Coopers & Lybrand L.L.P.

Atlanta, Georgia
September 27, 1996


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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of Regal Cinemas, Inc. on Form S-8 of our report dated March 8, 1996, on our audit of the combined historical summaries of net theatre assets acquired by Regal Cinemas, Inc. from Krikorian Theatres and the combined direct theatre operating revenues and expenses as of and for the year ended December 31, 1995, included in the Current Report on Form 8-K of Regal Cinemas, Inc., dated May 1, 1996.


                                             /s/ Coopers & Lybrand L.L.P.

Los Angeles, California
October 2, 1996